Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 2, 2003

Micromuse Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-23783	943288385
(Commission File Number)	(IRS Employer Identification Number)

139 Townsend Street
San Francisco, California 94107
(Address of Principal Executive Offices, Including Zip Code)

(415) 343-7600
(Registrant’s Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS

On December 20, 2002, Micromuse Inc. (the “Registrant”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing the completed acquisition of Lumos Technologies, Inc., effective December 19, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

99.1    Press Release dated December 20, 2002 of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 2, 2003
MICROMUSE INC. (Registrant)

By:	/s/ JAMES B. DE GOLIA
Name: James B. De Golia Title: Senior Vice President and Secretary

EXHIBIT INDEX

Number	Description

99.1	Press Release dated December 20, 2002 of the Registrant.

2